Equity	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Equity
15. EQUITY
The Company retroactively restated for the Business Combination as described in Note 2 –Summary of Significant Accounting Policies. As such, at December 31, 2021 and 2020, the Company had authorized a total of 370,000,000 shares for issuance with 350,000,000 shares designated as Common Stock and 20,000,000 shares designated as preferred stock.
The Company’s common shareholders are entitled to one vote per share power for the election of the Company directors and all other matters submitted to a vote of stockholders of the company. Additionally, the Company’s common shareholders will be entitled to receive dividends when, as and if declared by the Company
Board, payable either in cash, in property or in shares of capital stock, after payment to any Company preferred shareholders having preference, if any. Out of the authorized Common Stock shares, 85,743,994 were issued and outstanding as of December 31, 2021. As of December 31, 2020, the Company’s common shares issued and outstanding were 59,853,276.
The Company Board is authorized to issue shares of preferred stock, without stockholder approval, with such designations, voting and other rights and preferences as they may determine. As of December 31, 2021 and 2020, there were no shares of preferred stock issued and outstanding.